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                                                        Exhibit 99.2

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                                      PROXY


                            LEXFORD RESIDENTIAL TRUST
                             6954 Americana Parkway
                              Columbus, Ohio 43068


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                     TRUSTEES OF LEXFORD RESIDENTIAL TRUST.

      The undersigned hereby appoints John B. Bartling, Mark D. Thompson and Bradley A. Van Auken, and each of them, proxies, with power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the common shares of beneficial interest of Lexford Residential Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held at 6954 Americana Parkway, Columbus, Ohio, on Thursday, September 30, 1999 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if present.

   1. Approval of the merger of Lexford Residential Trust, a Maryland real estate investment trust, with and into Equity Residential Properties Trust, a Maryland real estate investment trust, pursuant to an Agreement and Plan of Merger dated as of June 30, 1999.

               [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

   2. Upon any other matter which may properly come before the meeting.

      CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

      PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. YOU DO NOT NEED TO AFFIX POSTAGE IF THIS PROXY IS MAILED IN THE UNITED STATES.

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          VOTE BY TELEPHONE                       VOTE BY INTERNET
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Follow these three easy steps:              Follow these three easy steps:

1. Read the accompanying joint proxy       1. Read the accompanying joint proxy
   statement/prospectus and proxy card.       statement/prospectus and proxy
                                              card.

2.  Using a touch-tone telephone, call      2. Go to the website
    the TOLL-FREE number 1-800-250-9081.       http://www.votefast.com
    Please note: international
    shareholders must vote by mail          3. Enter your control number
    or internet.                               located in the box below and
                                               follow the simple prompts.
3.  Enter your control number located in
    the box below and follow the simple
    prompts.


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                        YOUR CONTROL NUMBER IS:

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                        YOUR VOTE IS IMPORTANT!


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.



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Please sign exactly as your name appears on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title under signature. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy, when properly executed, will be voted as instructed by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR item 1.

The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment or postponement thereof.

                Signature:
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                Date:
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                Signature:
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                Date:
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